The Phoenix Edge Series Fund

Supplement to the Prospectus dated May 1, 2007

Effective August 13, 2007, the information about the portfolio managers of the Phoenix-Duff & Phelps Real Estate Securities Series located under the subheading Phoenix-Duff & Phelps Real Estate Securities Series on page 52 of the prospectus is replaced with the following:

Geoffrey P. Dybas, CFA, serves as Senior Portfolio Manager (since May 2007) and Frank J. Haggerty, Jr., CFA, serves as Portfolio Manager (since August 2007). As such, they are primarily responsible for the day-to-day management of the series.

❖	Mr. Dybas joined Duff & Phelps in 1995 and serves as Senior Vice President and Senior Portfolio Manager. He is Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix Real Estate Securities Fund, a series of Phoenix Opportunities Trust; and separate institutional accounts.

❖	Mr. Haggerty is a Portfolio Manager for Duff & Phelps and has served as a senior REIT analyst since joining the firm in 2005, providing support for the dedicated REIT products managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix Real Estate Securities Fund, a series of Phoenix Opportunities Trust; and separate institutional accounts. Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and ownership of shares of the fund.

Dated: August 17, 2007	Please keep this supplement for future reference.

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The Phoenix Edge Series Fund

Supplement to the Statement of Additional Information dated May 1, 2007

Effective August 13, 2007, the portfolio managers for the Phoenix-Duff& Phelps Real Estate Securities Series are Geoffrey P. Dybas and Frank J. Haggerty, Jr. Accordingly, all references to Michael Schatt as a portfolio manager of the series are removed from the Statement of Additional Information (“SAI”) and the SAI is supplemented with the following disclosure regarding Mr. Haggarty. Similar disclosure for Mr. Dybas appearing in the SAI remains unchanged.

The following information is added to the table appearing on page 32 of the SAI within the subsection entitled Duff & Phelps Investment Management Co.:

Portfolio Manager	Number of and Total Assets of Registered Investment Companies	Number of and Total Assets of Other Pooled Investment Vehicles (PIVs)	Number of and Total Assets of Other Accounts
Frank J. Haggerty, Jr.(1)	2/$4.4 billion	1/$41.8 million	9/$299.5 million
Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.
(1)	As of July 31, 2007

Dated: August 17, 2007	Please keep this supplement for future reference.

TF929